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                                                                    EX - 99.1

                                   EXHIBIT A

                       AGREEMENT AMONG REPORTING PERSONS

             The undersigned hereby agree to file a single statement on Schedule 13D to report their beneficial ownership of the Common Stock of CompuDyne Corporation pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934.


Date 12/9/98                      WILLIAM BLAIR MEZZANINE CAPITAL
    ----------                    FUND II, L.P.

                                       BY WILLIAM BLAIR MEZZANINE CAPITAL
                                       PARTNERS II, L.L.C., Its General
                                       Partner

                                       BY  /s/ Timothy J. MacKenzie
                                         ------------------------------------
                                         Timothy J. MacKenzie, Managing Director

Date 12/9/98                      WILLIAM BLAIR MEZZANINE CAPITAL
    ----------                    PARTNERS II, L.L.C.

                                  BY   Timothy J. MacKenzie
                                    -----------------------------------------
                                     Timothy J. MacKenzie, Managing Director

Date 12/9/98                               /s/ Marc J. Walfish
    ----------                    --------------------------------------------
                                                Marc J. Walfish

Date 12/9/98                               /s/ Terrance M. Shipp
    ----------                    --------------------------------------------
                                                Terrance M. Shipp

Date 12/9/98                               /s/ Timothy J. MacKenzie
    ----------                    --------------------------------------------
                                                Timothy J. MacKenzie

Date 12/9/98                               /s/ E. David Coolidge
    ----------                    --------------------------------------------
                                                E. David Coolidge

Date 12/9/98                               /s/ John P. Kayser
    ----------                    --------------------------------------------
                                                John P. Kayser

Date 12/9/98                      WILLIAM BLAIR & COMPANY,
    ----------                        L.L.C.

                                  BY       /s/ E. David Coolidge
                                    -------------------------------------------
                                               E. David Coolidge,
                                             Chief Executive Officer